UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ING SERIES FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PLEASE VOTE TODAY!

ING INDEX PLUS LARGECAP FUND

(the “Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

We recently distributed proxy materials regarding the Special Meeting of Shareholders scheduled for June 28, 2012.  Our records indicate that we have not yet received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting.  By voting now you will help save on the cost of additional solicitation.

You may think your vote is not important, but it is critical to hold the meeting, so please vote immediately.  You and all other Fund shareholders will benefit from your cooperation.

The Fund’s Board of Directors recommends a vote “FOR” the proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between Index Plus LargeCap Fund and ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”), providing for the reorganization of Index Plus LargeCap Fund with and into Corporate Leaders Fund. A copy of the Proxy Statement/Prospectus is available by calling the toll free number shown below.

1-866-704-4437

Voting takes only a few minutes.  Thank you for your participation in this important matter.

The Fund has made it very easy for you to vote.  Choose one of the following methods:

1.  Speak to a live Representative by calling 1-866-704-4437. We can answer your questions and record your vote (Open:  M-F  9am -11pm, Sat 12pm - 6pm ET).

2.  Log on to www.proxyvote.com, enter your control number printed on your proxy card, and vote by following the on-screen prompts.

3.  Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

4.  Mail In your signed card in the postage-paid envelope provided.

Your vote is needed immediately!  Please vote now to be sure your vote is received in time for the June 28, 2012 Special Meeting of Shareholders.

PLEASE VOTE TODAY!

ING INDEX PLUS LARGECAP FUND

(the “Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

We recently distributed proxy materials regarding the Special Meeting of Shareholders scheduled for June 28, 2012.  Our records indicate that we have not yet received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting.  By voting now you will help save on the cost of additional solicitation.

You may think your vote is not important, but it is critical to hold the meeting, so please vote immediately.  You and all other Fund shareholders will benefit from your cooperation.

The Fund’s Board of Directors recommends a vote “FOR” the proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between Index Plus LargeCap Fund and ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”), providing for the reorganization of Index Plus LargeCap Fund with and into Corporate Leaders Fund. A copy of the Proxy Statement/Prospectus is available by calling the toll free number shown below.

1-866-704-4437

Voting takes only a few minutes.  Thank you for your participation in this important matter.

The Fund has made it very easy for you to vote.  Choose one of the following methods:

1.  Log on to www.proxyvote.com, enter your control number printed on your proxy card, and vote by following the on-screen prompts.

2.  Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

3.  Mail In your signed card in the postage-paid envelope provided.

Your vote is needed immediately!  Please vote now to be sure your vote is received in time for the June 28, 2012 Special Meeting of Shareholders.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 28, 2012.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

ING Index Plus LargeCap Fund

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 28, 2012, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒       PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           To approve an Agreement and Plan of Reorganization by and between the Fund and ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”), providing for the reorganization of the Fund with and into Corporate Leaders Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.